MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund

Supplement dated December 4, 2008 (“Supplement”)
to the MainStay Income and Blended Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay Cash Reserves Fund, a series of Eclipse Funds Inc., MainStay Money Market Fund and MainStay Principal Preservation Fund, each a series of The MainStay Funds, (each a “Fund” and collectively, the “Funds”). You may obtain copies of the Funds’ Prospectus and applicable Statements of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

This Supplement supersedes certain information contained in the Supplement to the Prospectus dated November 12, 2008 regarding the Funds’ participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program.

At a meeting held on October 3, 2008, the Board of Trustees of The MainStay Funds and the Board of Directors of Eclipse Funds Inc. (collectively, the “Board”) approved the Funds’ participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program (the “Program”). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in a Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. The Program, initially set to run through December 18, 2008, has been extended by the Treasury Department to run through April 30, 2009. The Treasury Department also indicated that it may, in the future, determine to extend the Program beyond April 30, 2009, but no later than through September 18, 2009.

At a meeting held on December 3, 2008, the Board approved the Funds’ continued participation in the extended Program through April 30, 2009.

The Program applies only to shareholders of record of the Funds on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed.

If, during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage, he or she should contact the carrying firm before closing an account.

Participation in the Program for the period of December 19, 2008 through April 30, 2009 requires a payment to the Treasury Department in the amount of 0.015% of the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds and is in addition to amounts previously paid by the Funds for participation in the initial three months of the Program.

As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.